NEWS RELEASE

BD Announces Intent to Spin Off Diabetes Care Business to Enhance Focus on Innovation and Priority Growth Markets
Standalone Diabetes Care business expected to leverage position as global leader in insulin delivery and expand presence in large and high-growth diabetes market
•Spinoff allows both BD and NewCo to enhance each company’s focus on meeting the needs of their respective patients, customers and stakeholders.
•BD management expects the transaction to strengthen its mid-single-digit revenue growth and double-digit total return growth profile.
•Transaction expected to be completed in first half of calendar year 2022.
•Management will provide further details during the company’s announced fiscal second quarter results call today at 8 a.m. Eastern Time.

FRANKLIN LAKES, N.J. (May 6, 2021) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today announced its board of directors has unanimously authorized management to proceed with a plan to spin off the company’s Diabetes Care business as an independent, publicly traded company (“NewCo”).
“The decision to spin off our Diabetes Care business is part of our active portfolio management and consistent with our BD 2025 strategy to Grow, Simplify and Empower,” said Tom Polen, chairman, CEO and president of BD. “The spinoff will allow BD to strengthen its growth profile, enables a greater investment focus on our other core businesses and high-growth opportunities, and makes a greater impact for our customers and patients. We are proud of BD’s leadership in driving innovation to support people with diabetes and believe this transaction will empower NewCo to advance a more focused strategy and capital allocation policy to further advance innovation and growth specific to its unique market. As a standalone public company, we believe NewCo will be better positioned to leverage its leadership position in insulin delivery to advance vital, innovative solutions to the large and growing number of people living with diabetes worldwide. We believe today’s announcement demonstrates our commitment to maximize long-term value for all stakeholders —including our patients, customers, employees and shareholders.”

THE SPINOFF CREATES TWO INDEPENDENT COMPANIES WITH ATTRACTIVE STANDALONE INVESTMENT CHARACTERISTICS
Strategic rationale
BD believes the spinoff of the Diabetes Care business will create long-term value for BD shareholders and create a platform to continue to enhance the tools provided to people with diabetes. The transaction is expected to create two, independent companies with:
•Enhanced focus on strategic, operational and financial drivers to accelerate revenue growth
•Optimized product portfolios to better meet customer and patient needs
•More efficient resource and capital allocation to pursue each company’s strategic goals
NewCo to leverage its market-leading insulin delivery devices
While NewCo will be a new, publicly traded company, the Diabetes Care business has roots in BD’s introduction of the world’s first specialized insulin syringe in 1924. The Diabetes Care business has played a leading role in driving the adoption of insulin syringes and insulin pens combined with pen needles as the leading modality for insulin injection. Today, the Diabetes Care business is the leading producer of diabetes injection devices, producing approximately 8 billion injection devices annually and serving about 30 million patients — more than any other company in the world.
NewCo’s revenue and manufacturing footprint are geographically diverse. In fiscal 2020, the Diabetes Care business generated revenues of nearly $1.1 billion, with 48% of revenues generated outside of the United States, including 17% of revenues from emerging markets. NewCo will have manufacturing sites in the United States, Ireland, and China, and is expected to have office locations in New Jersey and Massachusetts.
The Diabetes Care business is a leader in an attractive market with significant unmet need for chronic care. Left untreated, diabetics face a host of medical complications and co-morbidities, and the Diabetes Care business is an integral player in delivering patient treatment worldwide. Today’s diabetic population, estimated at 463 million individuals worldwide, is expected to increase to 700 million by 2045.1

BD management expects that, as a separate independent entity, NewCo will be better positioned to pursue its strategic priorities, build on its current leadership positions in the diabetes care market, and attract new investors. NewCo’s margin structure, positive cash flows and anticipated capital structure are expected to provide financial flexibility to pursue increased investments in organic and inorganic growth opportunities. NewCo is also expected to use its publicly traded stock to more effectively attract, incentivize and retain qualified talent.
BD to continue its focus on leading medical technologies and solutions
Following the spinoff, BD will maintain category leadership positions across its portfolio in the BD Medical, BD Life Sciences and BD Interventional segments.
BD Medical, which today includes the Diabetes Care business, will continue to be the global leader in end-to-end medication management solutions with its BD Alaris™ brand of infusion pumps, BD Pyxis™ brand of medication and supply dispensing solutions, BD HealthSight™ data and analytics platforms and its breadth of medication delivery devices. It will also continue to be the global leader in prefilled injectable delivery devices through its innovative pre-fillable syringes, self-injection systems, safety systems and needle technologies. The spinoff does not impact BD’s ability to fulfill its orders related to COVID-19 mass vaccination campaigns.
BD Life Sciences is a global leader of solutions from discovery to diagnosis, continually advancing science and clinical outcomes across infectious disease and cancer. Its product offerings include
11 International Diabetes Foundation diabetes atlas ninth edition 201 market leading specimen collection and management, and microbiology automation and testing solutions. BD is a leading provider of high-quality flow cytometry and single-cell genomics solutions for scientific research and clinical laboratories. The Life Sciences segment continues to play a critical role in both molecular and rapid antigen testing during the COVID-19 pandemic.
The BD Interventional segment is also a global leader, advancing the treatment of high-burden diseases like peripheral arterial and venous disease, cancer, and end-stage renal disease. It also focuses on developing innovative surgical, endovascular, urological and critical care interventions that not only meet clinical needs but also deliver value to health systems and improve patients’ lives.
The decision to pursue the spinoff of the Diabetes Care business demonstrates BD’s strong ongoing commitment to the company’s BD 2025 strategy, which includes its three strategic pillars of Grow, Simplify and Empower. BD intends to maintain its investment grade rating while investing in growth opportunities focusing on higher growth market categories. BD will also continue to increase its R&D investments and strengthen its pipeline across three innovation themes, which include applying smart devices, robotics, analytics and artificial intelligence to improve care processes; enabling new care settings to enhance patient experience and lower costs; and investing to improve diagnosis and treatment of chronic disease.
Spinoff is expected to be completed in the first half of calendar year 2022
BD expects the spinoff to be accomplished through a distribution of stock in NewCo to BD shareholders. The spinoff is expected to be tax-free for U.S. federal income tax purposes, except to the extent of any cash received in lieu of fractional shares. BD does not expect the spinoff to impact its current dividend. The transaction is also expected to be completed in the first half of calendar year 2022, subject to the satisfaction of customary conditions, including final approval from the BD Board of Directors, regulatory approvals and the effectiveness of a Form 10 registration statement that will be filed with the SEC.
There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed at all.

LEADERSHIP AND GOVERNANCE
NewCo to be led by a seasoned leader with extensive medical device experience
Devdatt (Dev) Kurdikar, 52, currently worldwide president of BD Diabetes Care, will be chief executive officer of NewCo. Kurdikar joined BD in February 2021.
“I am honored to be selected to lead NewCo and excited by the opportunities ahead to create additional value for our patients, customers and BD shareholders, as well as new opportunities for our passionate associates,” said Kurdikar. “BD has a long history of serving people with diabetes globally. As the CEO of NewCo, I plan to build on our strong foundation and drive growth by investing in innovation and allocating our capital to pursue strategic growth opportunities. I am fully confident that, as a standalone business, NewCo will have the flexibility to invest in the right areas to become a more nimble, agile and innovative company in the rapidly growing diabetes space.”
Most recently, Kurdikar served as CEO and president for Cardiac Science, a global manufacturer of automated external defibrillators (AEDs) until the sale of the company to ZOLL Medical Corporation, an Asahi Kasei Group Company. Previously, he was the general manager for the Men’s Health business at Boston Scientific and that business’s predecessor at American Medical Systems (AMS). He also held positions of increasing responsibility and leadership with Baxter, including vice president of Infusion Systems marketing in the U.S. and vice president of Marketing/Strategy for enterprise-wide commercial initiatives. Kurdikar earned an MBA from Washington University in Missouri and a Ph.D. in Chemical Engineering from Purdue University. He is currently a member of the Board of Directors of LMG Holdings.

Jacob (Jake) Elguicze, 47, former treasurer and head of investor relations for Teleflex, has joined BD in May 2021 and will be chief financial officer of NewCo. Elguicze has extensive experience in treasury, financial planning, reporting and analysis, and investor relations. He is a CPA and began his career in public accounting with Coopers Lybrand before spending eight years at Motorola in operating finance roles. Elguicze joined Teleflex in 2006 to build out the financial planning and analysis function. He assumed responsibility for investor relations in 2009 and added the Treasurer role in 2011, where he transformed the capital structure to support the company’s new M&A strategy.
Elguicze earned a B.S. in Accounting from the University of Scranton in Scranton, Pa. and an MBA in Finance from St. Joseph’s University in Philadelphia. Additional members of the leadership team and the company’s corporate governance structure will be disclosed at a later date.

ADVISORS
Perella Weinberg Partners LP, Morgan Stanley & Co. LLC, Wachtell, Lipton, Rosen & Katz, Skadden, Arps, Slate, Meagher & Flom LLP, Baker McKenzie, and PricewaterhouseCoopers are acting as advisors to BD in connection with the transaction.

CONFERENCE CALL TODAY AT 8 AM EASTERN TIME (ET)
BD will host a conference call and webcast today at 8 a.m. ET to discuss the proposed spinoff and BD’s fiscal second quarter 2021 results, which were also released today. The company has posted an accompanying presentation to the investor relations website at www.bd.com/investors.
The webcast can be accessed through BD's website at www.bd.com/investors and will be available for replay through Thursday, May 13, 2021. The conference call telephone dial-in number in the U.S. is 800-938-0653. For participants outside the U.S., the dial-in number is 973-935-2408. The confirmation code is: 6334356.

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About BD
BD is one of the largest global medical technology companies in the world and is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. The company supports the heroes on the frontlines of health care by developing innovative technology, services and solutions that help advance both clinical therapy for patients and clinical process for health care providers. BD and its 70,000 employees have a passion and commitment to help enhance the safety and efficiency of clinicians' care delivery process, enable laboratory scientists to accurately detect disease and advance researchers' capabilities to develop the next generation of diagnostics and therapeutics. BD has a presence in virtually every country and partners with organizations around the world to address some of the most challenging global health issues. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase efficiencies, improve safety and expand access to health care. For more information on BD, please visit bd.com or connect with us on LinkedIn at www.linkedin.com/company/bd1/ and Twitter @BDandCo.

Forward-Looking Statements

This press release contains certain forward-looking statements (as defined under Federal securities laws) regarding BD and the proposed spinoff of its Diabetes Care business, including strategies of BD and the independent companies following the proposed spinoff, the anticipated benefits of the spinoff, and the expected timing of completion of the spinoff. All such statements are based upon current expectations of BD and involve a number of risks and uncertainties. With respect to forward-looking statements contained herein, a number of factors could cause actual outcomes to vary materially. These factors include, but are not limited to, risks relating to the impact of the COVID-19 pandemic on our business (including decreases in the demand for our products, any disruptions to our operations and our supply chain and uncertainty regarding the level of demand and pricing for our COVID-19 diagnostics testing); product efficacy or safety concerns resulting in product recalls or actions being taken with respect to our products; new or changing laws and regulations impacting our business (including the imposition of tariffs or changes in laws impacting international trade) or changes in enforcement practices with respect to such laws; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; legislative or regulatory changes to the U.S. or foreign healthcare systems, potential cuts in governmental healthcare spending (including China's volume-based procurement tender process), or governmental or private measures to contain healthcare costs, including changes in pricing and reimbursement policies, each of which could result in reduced demand for our products or downward pricing pressure; changes in interest or foreign currency exchange rates; adverse changes in regional, national or foreign economic conditions, particularly in emerging markets, including any impact on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers’ ability to provide products needed for our operations; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; interruptions in our supply chain, manufacturing or sterilization processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; the remediation of our infusion pump business (including risks relating to regulatory clearance and market acceptance of the BD Alaris™ System); our ability to successfully integrate any businesses we acquire; uncertainties of litigation and/or investigations and/or subpoenas (as described in BD’s filings with the SEC); issuance of new or revised accounting standards; risks associated with the impact, timing or terms of the spinoff; risks associated with the expected benefits and costs of the spinoff, including the risk that the expected benefits of the spinoff will not be realized within the expected time frame, in full or at all, and the risk that conditions to the spinoff will not be satisfied and/or that the spinoff will not be completed within the expected time frame, on the expected terms or at all; the expected qualification of the spinoff as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the spinoff will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the spinoff and risks associated with indebtedness incurred in connection with the spinoff; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spinoff will exceed our estimates; and the impact of the spinoff on our businesses and the risk that the spinoff may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties, as well as other factors discussed in BD’s filings with the SEC. There can be no assurance that BD’s spinoff will in fact be completed in the manner described or at all. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

Contacts:

Media                             Investors
Troy Kirkpatrick                         Kristen M. Stewart, CFA
VP, Public Relations          SVP, Strategy & Investor Relations
858.617.2361                             201.847.5378
troy.kirkpatrick@bd.com                       kristen.stewart@bd.com